Trust for Advised Portfolios
May 17, 2023
Supplement to the Opportunity Trust
Prospectus dated April 30, 2023

This supplement serves as notification that effective immediately, the eleventh paragraph of the "Choosing a class of shares to buy" section of the Opportunity Trust's prospectus is deleted in its entirety and replaced with the following:

You may buy shares:
•Through a Financial Intermediary. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Investors may be charged a fee if they effect transactions through a Financial Intermediary. Such Financial Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. Orders will be priced at the Fund’s Net Asset Value, and any applicable sales charge, next computed after the order is received by an authorized broker or the broker’s authorized designee. The Fund will be deemed to have received a purchase order (or redemption) when the Financial Intermediary, or if applicable, the Financial Intermediaries authorized designee, receives the order.
•Directly from the Fund.

Please retain this supplement with your Prospectus for future reference.